STATE OF TEXAS
                               KNOW ALL MEN BY THESE PRESENTS
COUNTY OF NUECES


         WHEREAS, by instrument ("Lease") dated March 27, 2000, the Port of Corpus Christi Authority of Nueces County, Texas ("Authority"), leased to Corpus Christi Day Cruise, L.L.C., ("Lessee"), a 6.0 acre tract of land in Nueces County, Texas, which is completely described in the Lease, for a primary term of five (5) years, beginning March 27, 2000, and expiring March 26, 2005; and

         WHEREAS, both parties wish to amend the Lease to increase the number of acres included in the Leased Premises; and

         NOW THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the sufficiency and receipt of which is acknowledged by both parties hereto, and in further consideration of the mutual, covenants and obligations contained herein, Authority and Lessee do hereby agree as follows:

         1. The lease is hereby amended as follows:

         A. Section 1.01 is deleted in its entirety and replaced with the following new Section 1.01:

         Section 1.01 Description of Premises and Term

         Authority, in consideration of the rents to be paid and the terms, covenants and conditions hereinafter set forth, hereby leases to Lessee real property situated in Nueces County, Texas, which is described as follows:

         A tract of 8.55 acres of land, more or less, an easement for an access road, and Harbor Island Dock 2, which tract, easement and dock are particularly depicted and/or described by the plat shown on Exhibit A attached hereto, which exhibit is incorporated herein by reference, and all improvements constructed or to be constructed thereon under the terms of this agreement (hereinafter called "Leased Premises").

         TO HAVE AND TO HOLD the Leased Premises for a primary term of five
(5) years, beginning on the date of execution of this lease agreement, and (subject to earlier termination as herein provided) ending at Midnight, Central Time, five (5) years thereafter.

         B. The first paragraph of Section 3.01 is deleted in its entirety and replaced with the following new first paragraph of Section 3.01

         Subject to adjustments provided for herein, Lessee agrees to pay to Authority at its offices in Corpus Christi, Texas, an annual rental for the Leased Premises payable in equal monthly installments in advance, on or before the first day of each and every month during the term of this lease to be calculated so as to bring to authority an annual rental equal to eight percent (8%) of the value of the Leased Premises. Value is that value per acre (or in some instances, per square foot) placed on the Leased Premises by Authority. For the purpose of fixing annual rental for the first five (5) years of this lease, the value of the Leased Premises is placed at Eighty Thousand and NO/100 Dollars ($80,000.00) per acre and the annual rental based thereon is the sum of Fifty-Four Thousand Seven Hundred Twenty and NO/100 Dollars ($54,720.00), payable in monthly installments of Four Thousand Five Hundred Sixty and NO/100 Dollars ($4,560.00).

         C. Exhibit A is deleted in its entirety and replaced with the new Exhibit A attached to this Amendment of Lease.

2. This agreement shall be binding on the successors and assigns of the parties hereto.

3. All other terms and conditions of the Lease not hereby changes or modified, shall remain the same as written in the Lease.

         Executed in duplicate originals effective the 9th day of May, 2000.

                                        PORT OF CORPUS CHRISTI AUTHORITY
                                        OF NUECES COUNTY, TEXAS


                                        By: /s/ John P. LaRue
                                           -----------------------------------
                                           John  P. LaRue
                                           Exective Director

                                        "Authority"


                                        CORPUS CHRISTI DAY CRUISE, L.L.C.

                                        By:
                                           --------------------------------

                                        Title:
                                              -----------------------------

                                        "Lessee"

STATE OF TEXAS

COUNTY OF NUECES


         This instrument was acknowledged before me on the 9th day of May, 2000, by John P. LaRue, as Executive Director of the Port of Corpus Christi Authority of Nueces County, Texas, on behalf of the Port.



                                        /s/ Sherry L. Tower
                                        --------------------------------------
                                        NOTARY PUBLIC, STATE OF TEXAS

                                        (SEAL)


STATE OF TEXAS _________________________

COUNTY OF NUECES _______________________



This instrument was acknowledged before me on the _______day of_________ 2000, by ______________________________________________________________of Corpus
Christi Day Cruise, L.L.C., on behalf of said company.






                                        _____________________________________

                                        NOTARY PUBLIC, STATE OF______________

                                        (Seal)

                        THE PORT OF CORPUS CHRISTI AUTHORITY MAP